UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2001

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)

300 Park Boulevard, Suite 405, Itasca, Illinois (Address of principal executive offices)	60143 (Zip Code)
(630) 875-7450 (Registrant's telephone number, including area code) N/A (Former name and address, if changed since last report)

FIRST MIDWEST BANCORP, INC.
FORM 8-K/A
April 25, 2001

Item 5. Other Events

The undersigned registrant hereby amends Item 5. Other Events of its Current Report on Form 8-K for the event dated April 25, 2001 to correct the shares voted for each matter submitted to a vote of security holders at its Annual Shareholders Meeting held on April 25, 2001 as presented in the table below:

		Number of Shares Voted (1)
		For	Abstain	Against

1.)	Election of three directors:(2)

	Brother James Gaffney	32,278,342	260,394	N/A
	John L. Sterling	32,271,326	267,410	N/A
	J. Stephen Vanderwoude	32,202,993	335,743	N/A

2.)	Considering a proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan (3)	25,891,694(4)	190,164	6,456,875

Notes

(1)	Represents 80% of shares outstanding.
(2)	Each of the three directors received votes in favor of at least 99% of the shares voted.
(3)	The proposal to amend the Company's 1989 Omnibus Stock and Incentive Plan is fully described in the Company's Proxy Statement as filed with the Securities and Exchange Commission on March 6, 2001.
(4)	Represents 79.6% of shares voted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2001	First Midwest Bancorp, Inc. (Registrant) /s/ DONALD J. SWISTOWICZ Donald J. Swistowicz Executive Vice President